UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 5, 2015

Apollo Education Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona		85040
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (480) 966-5394

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) Appointment of Principal Financial Officer
On October 5, 2015, Apollo Education Group, Inc. (the “Company”) announced that Gregory J. Iverson, age 40, has been appointed to the position of Chief Financial Officer, effective October 26, 2015. He will also serve as Senior Vice President and continue to serve as Chief Accounting Officer and Treasurer. Mr. Iverson has served as Vice President, Finance, Chief Accounting Officer and Treasurer since June 2015 and served as Vice President, Chief Accounting Officer and Controller of the Company from March 2009 to June 2015. He served as Vice President and Controller from April 2007 to March 2009. He joined the Company from US Airways Group, Inc. where he served as Director, Financial Reporting from 2006 to 2007. Previously, he was Director, Assistant Corporate Controller with EaglePicher Incorporated from 2003 to 2006. Mr. Iverson began his career in public accounting with Arthur Andersen, LLP and Deloitte & Touche LLP. He graduated summa cum laude from The University of Idaho with a Bachelor of Science in Business. Mr. Iverson is a Certified Public Accountant.
In connection with his appointment, Mr. Iverson will be entitled to receive the following compensation:

•	Base salary of $500,000;

•	Target annual performance bonus equal to 75% of his base salary with a maximum bonus of 150%; and

•
Annual long-term equity incentive award with a grant-date value of $1,650,000. For fiscal year 2016, the amount will be prorated to $928,808, composed of restricted stock units which will vest in four equal annual installments beginning August 31, 2016, subject to Mr. Iverson’s continued employment and the Company attaining a pre-established minimum operating income goal for fiscal year 2016.

In addition, Mr. Iverson continues to be eligible for the Company’s standard health, life insurance and 401(k) plan benefits and participation in the Company’s Senior Executive Severance Pay Plan, including, in the case of involuntary termination without cause and subject to meeting other conditions, eligibility for eighteen months of salary continuation plus an amount equal to Mr. Iverson’s average bonus payout over the last three years.

Item 7.01. Regulation FD Disclosure.
On October 5, 2015, the Company issued a press release announcing the appointment of Gregory J. Iverson, as Chief Financial Officer of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.
Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
The following exhibit is furnished or filed herewith:

Exhibit Number	Exhibit Description
99.1*	Text of press release issued by Apollo Education Group, Inc. dated October 5, 2015.
*Furnished

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO EDUCATION GROUP, INC.

Date: October 5, 2015	By:	/s/ Joseph L. D’Amico
Name: Joseph L. D’Amico Title: Interim Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description
99.1*	Text of press release issued by Apollo Education Group, Inc. dated October 5, 2015.
*Furnished